UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Amrize Ltd
(Exact name of registrant as specified in its charter)

Switzerland	1-42542	98-1807904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Grafenauweg 8,
Zug 6300
(Address of principal executive offices, including Zip Code)

+41 41 562 3490
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2026, the Board of Directors of Amrize Ltd (the “Company”) appointed Zane Nielsen as Chief Accounting Officer and Corporate Controller of the Company, effective as of September 1, 2026 (the “Effective Date”). In this capacity, Mr. Nielsen will serve as the Company's principal accounting officer, replacing Richard Hoffman in such role on the Effective Date.

Mr. Nielsen, age 49, had served as the Company’s Head of External Reporting since the Company’s spin-off from Holcim Ltd (“Holcim”) in June 2025. He previously served as the Head of External Reporting for Holcim’s North American business from September 2024 to June 2025. Prior to that, Mr. Nielsen served as Director, Technical Accounting & SEC Reporting at Deere & Company, a manufacturer of agriculture, construction, forestry, turf and power systems and products, from January 2021 to September 2024. He previously served in roles of increasing responsibility at Deere & Company from 2008 to 2021. Prior to that he served as an SEC reporting manager at Union Pacific Railroad and as an auditor at KPMG and Arthur Andersen. Mr. Nielsen holds a Bachelor of Science, Business Administration (Accounting) from Creighton University and an MBA from Indiana University-Bloomington. Mr. Nielsen has been a Certified Public Accountant since 2000.

Pursuant to an Offer Letter entered into in connection with his appointment, Mr. Nielsen will be eligible for the following in connection with his employment (i) an annual base salary of $350,000; (ii) participation in the Company's annual incentive plan, with an annual bonus target of 50% of base salary; (iii) participation in the Company's long-term incentive plan, with an annual award value target of 60% of base salary beginning in 2027; and (iv) participation in the Company's standard benefit programs, subject to the terms and conditions of the applicable programs.

Mr. Nielsen does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Mr. Nielsen has been appointed to his position. In addition, he is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

/s/ Denise Singleton
Date: September 1, 2026	Name:	Denise Singleton
	Title:	Chief Legal Officer and Corporate Secretary